UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025

ALLOVIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AlloVir, Inc.

P.O. Box 44

1661 Massachusetts Avenue

Lexington, MA 02420

(Address of principal executive offices, including zip code)

(617) 433-2605

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALVR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on November 7, 2024, AlloVir, Inc., a Delaware corporation (“AlloVir” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among AlloVir, Aurora Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of AlloVir (“Merger Sub”), and Kalaris Therapeutics, Inc., a Delaware corporation (“Kalaris”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Kalaris (the “Merger”), with Kalaris continuing as a wholly owned subsidiary of AlloVir and the surviving corporation of the Merger.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Special Meeting (as defined below), the Company’s stockholders approved an amendment to the AlloVir 2020 Stock Option and Grant Plan (as amended, the “2020 Plan”). The amendment to the 2020 Plan, which has previously been adopted by the Company’s board of directors subject to stockholder approval, (i) increases the number of shares of common stock, par value $0.0001 per share, of AlloVir (the “AlloVir common stock”) reserved and available for future issuance under the 2020 Plan by a number of shares of AlloVir common stock equal to five percent of the total number of shares of AlloVir common stock that are issued and outstanding immediately following the closing of the Merger, (ii) establishes a new maximum aggregate number of shares of AlloVir common stock that may be granted as incentive stock options, and (iii) extends the term of the 2020 Plan to the tenth (10th) anniversary of the closing of the Merger.

The description of the amendment to the 2020 Plan contained on pages 274 to 284 of the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2025 (as amended or supplemented thereafter) (the “Proxy Statement/Prospectus”) is incorporated herein by reference. A complete copy of the amendment to the 2020 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

In connection with the Merger, AlloVir held a special meeting of its stockholders on March 12, 2025 (the “Special Meeting”), at which the Company’s stockholders voted on the proposals set forth below. The proposals are described in detail in the Proxy Statement/Prospectus and first mailed to the Company’s stockholders on February 10, 2025. The final voting results regarding each proposal are set forth below. There were 5,041,932 shares of the Company’s common stock outstanding and entitled to vote on January 30, 2025, the record date for the Special Meeting, and 3,912,840 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. To approve (i) the issuance of shares of AlloVir common stock, which will represent more than 20% of the shares of AlloVir common stock outstanding immediately prior to the Merger, to stockholders of Kalaris, pursuant to the terms of the Merger Agreement and (ii) the change of control resulting from the Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
3,543,715	368,843	282	0

Proposal No. 2. To approve an amendment to the 2020 Plan to (i) increase the number of shares of AlloVir common stock reserved and available for future issuance under the 2020 Plan by a number of shares of AlloVir common stock equal to five percent of the total number of shares of AlloVir common stock that are issued and outstanding immediately following the closing of the Merger, (ii) establish a new maximum aggregate number of shares of AlloVir common stock that may be granted as incentive stock options, and (iii) extend the term of the 2020 Plan to the tenth (10th) anniversary of the closing of the Merger.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
3,264,056	648,477	307	0

Proposal No. 3. To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and/or Proposal No. 2.

At the Special Meeting, (i) Proposal No. 1 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Company’s common stock at the Special Meeting and (ii) Proposal No. 2 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Company’s common stock at the Special Meeting. As there were sufficient votes to approve Proposal No. 1 and Proposal No. 2 at the time of the Special Meeting, Proposal No. 3 was not presented to stockholders.

Based on the results of the Special Meeting, the Merger is expected to be consummated as soon as practicable, subject to the satisfaction of the remaining closing conditions.

Item 8.01	Other Events.

On March 12, 2025, the Company issued a press release announcing the results of the voting proposals from the Special Meeting. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Amendment No. 1 to 2020 Stock Option and Grant Plan (incorporated by reference to Annex G to the Company’s definitive proxy statement/prospectus on Form 424(b)(3) (File No. 333-283678) filed with the SEC on February 10, 2025)

99.2	Press release dated March 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 concerning AlloVir, Kalaris, the proposed Merger and other matters. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first made, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting AlloVir, Kalaris or the proposed Merger will be those that have been anticipated.

Forward-looking statements are subject to a number of important risks and uncertainties, many of which involve factors or circumstances that are beyond AlloVir’s and Kalaris’ control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of AlloVir and Kalaris to consummate the proposed Merger; (iii) risks related to AlloVir’s continued listing on Nasdaq until closing of the proposed Merger; (iv) risks related to AlloVir’s and Kalaris’ ability to manage their operating expenses and their expenses associated with the proposed Merger pending the closing, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (vi) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (vii) the risk that as a result of adjustments to the exchange ratio, AlloVir stockholders and Kalaris stockholders could own more or less of the combined company than is currently anticipated; (viii) risks related to the market price of AlloVir’s common stock relative to the value suggested by the exchange ratio; (ix) unexpected costs, charges or expenses resulting from the proposed Merger; (x) competitive responses to the proposed Merger; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (xii) the uncertainties associated with Kalaris’ product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; (xiii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates; (xiv) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xv) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xvi) the ability to obtain, maintain, and protect intellectual property rights related to product candidates; (xvii) changes in regulatory requirements and government incentives; (xviii) competition; (xix) risks associated with the possible failure to realize, or that it may take longer to realize than expected, certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; and (xx) the risk of involvement in any current or future litigation, including securities class action litigation, that could divert the attention of the management of AlloVir or the combined company, harm the combined company’s business and may not be sufficient for insurance coverage to cover all costs and damages, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in AlloVir’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC and the final prospectus on Form 424(b)(3) filed with the SEC on February 10, 2025 and in other filings that AlloVir makes and will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Each of AlloVir and Kalaris expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based, except as required by law. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in AlloVir or Kalaris.

No Offer or Solicitation

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities nor a solicitation of any vote or approval with respect to the proposed Merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlloVir, Inc.

Date: March 12, 2024	By:	/s/ Edward Miller
Edward Miller
General Counsel